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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 2, 2003

                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                       1-10615                  13-3306985
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

             765 Old Saw Mill River Road, Tarrytown, New York   10591
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               (Address of Principal Executive Offices)     (Zip Code)

                                 (914) 347-2220
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

        On December 2, 2003, Emisphere Technologies, Inc. (the "Company") was served with a Complaint in an action brought by Eli Lilly and Company ("Lilly") in the United States District Court for the Southern District of Indiana, Indianapolis Division, seeking (1) a declaratory judgment declaring that Lilly is not in breach of its agreements with the Company concerning oral formulations of recombinant parathyroid hormone (PTH) and (2) an order preliminarily and permanently enjoining the Company from terminating those agreements. Lilly alleges in its Complaint that Lilly was responding to a letter received from Emisphere dated September 26, 2003 demanding a milestone payment that was due Emisphere, and a further demand that Lilly assign all ownership rights in a certain patent application published on September 4, 2003 with the World Intellectual Property Organization (WO 03/072195).

        On January 22, 2004, the Company filed an answer in the action, asserting affirmative defenses and counterclaims for patent infringement, unfair competition under the Lanham Act and breach of contract. The Company alleges that Lilly filed certain patent applications relating to the use of Emisphere proprietary technology in combination with GLP 1 and various GLP 1 analogues, in violation of a License Agreement between Lilly and the Company dated April 7, 1998, and a Research Collaboration and Option Agreement between Lilly and the Company dated June 8, 2000 (collectively, the "Agreements"), and that the activities disclosed in such applications infringe upon the Company's patents.

        The Company is also alleging that Lilly has breached the Agreements by failing to make a milestone payment, as required upon the completion of Oral PTH Product Phase I studies.

        The Company is demanding that Lilly be preliminarily and permanently enjoined and restrained from making, using, selling, disclosing, licensing, transferring or otherwise misappropriating or commercializing the Emisphere technology and patents; and that Emisphere be awarded damages for Lilly's patent infringement and breach of contract; and that Lilly pay to the Company the milestone payment described above.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMISPHERE TECHNOLOGIES, INC.

Dated: January 27, 2004

                                         By: /s/ Michael M. Goldberg, M.D
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                                            Name: Michael M. Goldberg
                                            Title: Chief Executive Officer

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